1JanusIntl.com Presented by: JanusIntl.com FIRST QUARTER 2026 EARNINGS PRESENTATION May 12, 2026

2JanusIntl.com Forward-Looking Statements Certain statements in this communication, including the estimated guidance provided under “2026 Guidance and Key Planning Assumptions” and “Long-Term Fundamentals and Investment Highlights”, herein, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets. When used in this communication, words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will,” and other similar words and expressions or the negative of such terms or other similar expressions, identify forward-looking statements. The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. We cannot assure you that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) general economic conditions, including the capital and credit markets, and adverse macroeconomic conditions, including unemployment, inflation, supply chain constraints, tariffs and trade restrictions, geopolitical conflicts, fluctuating interest rates, changes in consumer practices due to slower economic growth, and regional or global liquidity constraints; (v) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss; (vi) risks related to our share repurchase program; (vii) the risk that we will not be able to successfully integrate and develop Kiwi II Construction into our operations; (viii) inability to realize expected benefits from our cost-savings initiatives; and (ix) the risk that the demand outlook for Janus’s products may not be as strong as anticipated. There can be no assurance that the events, results, trends or guidance regarding financial outlook identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10- K and any subsequent Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC.

3JanusIntl.com Non-GAAP Financial Measures Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Please see Appendix, which includes definitions of non-GAAP measures and metrics used in this presentation and reconciliations of non-GAAP measures to the most directly comparable GAAP measure. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion of Adjusted Net Income, and Net Leverage Ratio are non-GAAP financial measures used by Janus to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, Janus believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Janus’s operating results in the same manner as its management and board of directors and in comparison with Janus’s peer group companies. In addition, these non-GAAP financial measures provide useful measures for period-to-period comparisons of Janus’s business, as they remove the effect of certain non-recurring events and other non-recurring charges, such as acquisitions, and certain variable or non-recurring charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation expense, amortization, and other non-operational, non-recurring items. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Adjusted Net Income is defined as net income as adjusted for the corresponding tax-adjusted add-backs shown in the Adjusted EBITDA reconciliation. Adjusted Diluted EPS is defined as Adjusted Net Income divided by the diluted weighted average number of shares outstanding. Free Cash Flow is calculated by subtracting capital expenditures from cash provided by operating activities. Free Cash Flow Conversion of Adjusted Net Income is calculated as free cash flow divided by Adjusted Net Income. Net Leverage Ratio is defined as the ratio of our consolidated senior secured indebtedness reduced by cash to our trailing four-quarter consolidated Adjusted EBITDA. Please note that the Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA and Inorganic Revenue forward-looking guidance for 2026 included in this communication in reliance on the "unreasonable efforts" exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting certain non-cash, material and/or non-recurring expenses or benefits, legal settlements or other matters, and certain tax positions. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company's control, the Company is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results, and amounts excluded from these non-GAAP measures in future periods could be significant. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion of Adjusted Net Income, and Net Leverage Ratio should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP measures rather than the nearest GAAP equivalent of Adjusted EBITDA and Adjusted Net Income. These limitations include that the non-GAAP financial measures: exclude depreciation and amortization, and although these are non-cash expenses, the assets being depreciated may be replaced in the future; do not reflect interest expense, or the cash requirements necessary to service interest on debt, which reduces cash available; do not reflect the provision for or benefit from income tax that may result in payments that reduce cash available; exclude non-recurring items (i.e., the extinguishment of debt); and may not be comparable to similar non-GAAP financial measures used by other companies, because the expenses and other items that Janus excludes in the calculation of these non-GAAP financial measures may differ from the expenses and other items, if any, that other companies may exclude from these non-GAAP financial measures when they report their operating results. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

4JanusIntl.com Ramey Jackson Chief Executive Officer 1Q26 Review & Business Update Anselm Wong Chief Financial Officer 1Q26 Financial Overview & Guidance Update Agenda

First Quarter 2026 Highlights

Financial Results

- Delivered $222.7 million in Total Revenue compared to $210.5 million in 1Q 2025
  - Total Self-Storage up 8.7% year-over-year; New Construction up 10.9%, Restore, Rebuild & Replace ("R3") up 5.3%
    - Kiwi II Construction contributed $18.1 million to the New Construction sales channel
  - Commercial & Other declined 0.5%
- International revenue of $27.3 million, up 28.8% year-over-year
- Net income of $0.2 million compared to Net Income of $10.8 million in 1Q 2025
- Adjusted EBITDA[1] of $33.0 million, down 14.1% year-over-year, resulting in Adjusted EBITDA Margin[1] of 14.8%
- Cash flow from operations of $36.2 million. Free cash flow[1] generation of $33.4 million; trailing twelve-month period ended April 4, 2026, free cash flow conversion of Adj. Net Income[1] of 155%

Operational & Capital Allocation

- Nokē Smart Entry System total installed units of 477,000 at quarter end, up 24.2% year-over-year
- Announced acquisition of Kiwi II Construction, a premier self-storage and pre-engineered buildings provider
- Repurchased approximately 2.9 million shares for $15.7 million (including commissions and excise taxes)
- Successfully completed repricing of First Lien Term Loan, reducing interest rate by 50 bps from SOFR + 250 bps to SOFR + 200 bps

Subsequent Events

- Launched Nokē Infinitē, on-door, dual technology, wireless smart locking system that combines the robust features of Bluetooth with the power harvesting functionality of near-field communication (NFC)

1. Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, and Free Cash Flow Conversion of Adjusted Net Income are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix of this presentation.

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6JanusIntl.com G.R.O.W. Strategy Ramp Adoption of Smart Security Solutions Capitalize on existing customer relationships to drive further penetration of Nokē in self-storage Outperform in Commercial Markets Further develop product offering and utilize leading scale and global footprint to take share in highly fragmented commercial door market Greater Penetration of Self-Storage Expand design-build services, increase facility content, and leverage differentiated R3 capabilities to increase share Win Through Strategic, Accretive Acquisitions Continue to source, evaluate, and execute on strategic M&A to expand product and solutions offering G R O W Executing a focused strategy to expand share, scale technology and security solutions, and create long-term value

Kiwi II Construction Acquisition

Overview

- Premier self-storage buildings provider
- Founded in 1982 and headquartered in Temecula, CA
- Paid $97.2M in cash as consideration
  - Approximate 5x Adj. EBITDA[1] multiple post synergies
- Approximately $90M in revenue during 2025

Kiwi II Services Provided

- Design
- Value Engineer
- Bid
- Supply Materials
- Erect / Install





- Acquisition of Kiwi II expands and strengthens Janus' building solutions capabilities
- Elevates West Coast self-storage design-build presence

1. Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, and Free Cash Flow Conversion of Adjusted Net Income are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix of this presentation.

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8JanusIntl.com Financial Results Overview 1. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix of this presentation. Adjusted EBITDA1 $33.0M 14.1% decrease 14.8% margin1 Total Revenue $222.7M 5.8% increase Adjusted Diluted EPS1 $0.01 Adj. Net Income1 of $1.7M Operating Cash Flow $36.2M FCF1 of $33.4M 1Q 2026 Inorganic Revenue $18.1M International Revenue $27.3M 28.8% increase

9JanusIntl.com Revenue Breakdown by Sales Channel New Construction R3 Commercial & Other • 1Q 2026 revenue of $96.4M up 10.9% year-over-year • $18.1 million of inorganic revenue • Strength in International business offset by continued softness in North America • 1Q 2026 revenue of $60.0M up 5.3% year-over-year • Strength in redevelopment and renovation activity • Normalization of retail big-box conversion and expansion activity • 1Q 2026 revenue of $66.3M down 0.5% year-over-year • Lower demand for commercial sheet doors • Partially offset by strength in rolling steel and freight terminal project activity $ in millions $86.9 $93.9 $97.3 $88.9 $96.4 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 $57.0 $52.9 $57.3 $63.9 $60.0 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 $66.6 $81.3 $64.7 $73.5 $66.3 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026

10JanusIntl.com First Quarter 2026 Revenue and Adj. EBITDA1 Drivers Revenue Adjusted EBITDA $ in millions $210.5 $(7.7) $1.7 $0.1 $18.1 $222.7 1Q25 Price Volume/Other FX Acquisition 1Q26 $— $50.0 $100.0 $150.0 $200.0 $250.0 $38.4 $(7.7) $0.7 $3.5 $(1.9) $33.0 1Q25 Price Volume/Mix SG&A Other 1Q26 $— $10.0 $20.0 $30.0 $40.0 $50.0 1. Adjusted EBITDA is not a financial measure determined in accordance with GAAP. For a definition of this metric and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix of this presentation.

11JanusIntl.com Strong Balance Sheet & Liquidity Enable Financial Flexibility Balanced Capital Allocation Approach Acquisitions • Track record of identifying, executing, and integrating acquisitions to support strategic growth • Highly accretive M&A strategy • Acquired Kiwi II Construction in January 2026 Share Repurchases • Repurchased 2.9 million shares for $15.7M in 1Q 2026 (including commissions and excise taxes) • Announced expanded repurchase authorization up to $75.0M in 2Q 2025 Organic Growth • Invest in key growth initiatives • Further penetrate self-storage market and utilize scale and footprint to increase share in commercial door market • Drive adoption of access control technology through NokēTM platform Debt Management • Completed repricing of First Lien Term Loan in 1Q 2026, reducing interest rate from SOFR +250 bps to SOFR +200 bps 2 1 3 4 Solid Free Cash Flow1 Generation Strong Net Leverage1 Profile 1. Free Cash Flow, Free Cash Flow Conversion of Adjusted Net Income and Net Leverage are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix of this presentation. $64.6 $79.7 $196.0 $133.9 $114.0 $105.5 68% 61% 122% 128% 137% 155% Free Cash Flow Free Cash Flow Conversion 2021 2022 2023 2024 2025 TTM 1Q 2026 $0.0 $120.0 $240.0 4.8x 2.8x 1.6x 2.2x 2.1x 2.7x Net Leverage 2021 2022 2023 2024 2025 TTM 1Q 2026 0.0x 2.5x 5.0x 7.5x ($ in millions) Strong Net Leverage1 Profile

12JanusIntl.com Revenue $940M - $980M Includes $90M - $100M inorganic revenue 8.6% growth at the midpoint year-over-year Adjusted EBITDA2 $165M - $185M 4.0% growth at the midpoint year-over-year Assumption Estimate Depreciation and Amortization $58M - $68M Capital Expenditures 1.5% - 2.0% of Revenue Interest Expense, net $29M - $34M Effective Tax Rate3 28% - 31% 1. Figures in this slide represent the Company’s targets and no guarantee can be provided that these figures or other potential results discussed in this Slide will be achieved. See “Forward-Looking Statements.” 2. Adjusted EBITDA is not a financial measure determined in accordance with GAAP. The Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA and Inorganic Revenue forward-looking guidance for 2026. See "Non-GAAP Financial Measures" for more information. 3. Adjusted from 27% - 29% previously. 2026 Guidance and Key Planning Assumptions1

Long-Term Fundamentals and Investment Highlights

Industry Leader in Well-Structured Market with Attractive Areas for Expansion

Self-Storage (New Construction and R3):

- Provider of end-to-end solutions, from early design to facility buildout to repair, upgrade, technological advancements and modernization
- Industry leader, expanding scale in existing markets and leveraging innovation solutions
- Global footprint across North America, Europe and Australia



Commercial & Other:

- Utilizing scale and footprint to increase share in growing market for commercial doors
- Terminal maintenance capabilities

Sustainable Demand Drivers Support Future Growth

Self-Storage (New Construction & R3):

- Demand driven by recurring life events
- Elevated occupancy rates drive new capacity additions
- Average age of facilities >20 years[1] drives R3 activity
- Increasing household utilization[2]


8.9%
9.5%
8.9%
9.4%
10.6%
11.1%
12.6%
2005
2007
2013
2017
2020
2022
2024

Commercial & Other:

- Continued commercial construction with focus on efficiency and security
- Investment in warehouse and distribution networks
- Variety of offerings that touch multiple end markets

1. Source; Yardi Matrix.
2. Source: MSM 2023 Self-Storage Almanac Self-Storage Demand Study and 2025 SSA Self-storage Demand Study.

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14JanusIntl.com APPENDIX

Adjusted EBITDA* Reconciliation

(In millions, except percentages)

	Three Months Ended				Variance	
	April 4, 2026	Margin[1]	March 29, 2025	Margin[1]	$	%
Net Income	$ 0.2	0.1 %	$ 10.8	5.1 %	$ (10.6)	(98.1)%
Interest, net	8.1		10.2		(2.1)	(20.6)%
Income taxes	2.3		4.6		(2.3)	(50.0)%
Depreciation	3.6		2.9		0.7	24.1 %
Amortization	12.0		8.3		3.7	44.6 %
EBITDA*	**$ 26.2**	**11.8 %**	**$ 36.8**	**17.5 %**	**$ (10.6)**	**(28.8)%**
Restructuring charges[2]	2.6		0.4		2.2	550.0 %
Acquisition expense[3]	2.1		0.9		1.2	133.3 %
Loss on extinguishment and modification of debt[4]	2.1		—		2.1	— %
Other	—		0.3		(0.3)	(100.0)%
Adjusted EBITDA*	**$ 33.0**	**14.8 %**	**$ 38.4**	**18.2 %**	**$ (5.4)**	**(14.1)%**

1. Net Income Margin, EBITDA Margin, and Adjusted EBITDA Margin are defined as Net Income divided by revenue, EBITDA divided by total revenue, and Adjusted EBITDA divided by total revenue, respectively.
2. Restructuring charges consist of the following: 1) facility relocations, 2) severance and hiring costs associated with our strategic transformation, including leadership team changes, and 3) strategic business assessment and transformation projects.
3. Expenses related to various professional fees, acquisition related compensation, and various acquisition related activities.
4. Adjustment for loss on extinguishment and modification of debt regarding the write off of unamortized fees and third-party fees as a result of the debt modification completed in February 2026.

*Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

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16JanusIntl.com Adjusted EBITDA* Reconciliation Continued (In millions, except percentages) *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Year Ended January 3, 2026 December 28, 2024 December 30, 2023 December 31, 2022 January 1, 2022 Net Income $ 53.8   $ 70.4   $ 135.7   $ 107.7   $ 43.8 Interest expense, net 36.8 49.6 60.0 42.0 32.9 Income taxes 21.7   29.9   47.1   37.6   6.5 Depreciation 12.9 12.0 9.3 7.9 6.4 Amortization 33.2   32.0   29.8   29.7   31.6 EBITDA* $ 159.3 $ 193.9 $ 281.9 $ 224.9 $ 121.2 Restructuring (income) expenses 3.5   (2.9)   1.2   –   – Impairment 0.7 12.0 – – – Loss on extinguishment and modification of debt –   1.7   3.9   –   – Acquisition expense (income) 4.2 3.5 (1.4) 0.8 – Loss (gain) on extinguishment of debt –   –   –   –   2.4 COVID-19 related expenses –   –   –   0.1   1.3 Transaction related expenses – – – – 10.4 Facility relocation –   –   –   0.6   1.1 Share-based compensation – – – – 5.2 Severance and transition costs –   –   –   0.5   – Change in fair value of contingent consideration – – – – 0.7 Change in fair value of derivative warrant liabilities –   –   –   –   5.9 Other 0.5 0.3 – – – Adjusted EBITDA* $ 168.2   $ 208.5   $ 285.6   $ 226.9   $ 148.2 Net Income Margin 6.1%   7.3%   12.7%   10.6%   5.8% Adjusted EBITDA Margin* 19.0% 21.6% 26.8% 22.3% 19.8%

17JanusIntl.com Adjusted Net Income Reconciliation* (In millions, except percentages) Three Months Ended April 4, 2026 March 29, 2025 Net Income $ 0.2 $ 10.8 Net Income Adjustments(1) 6.8 1.6 Amortization 12.0 8.3 Tax Effect on Net Income Adjustments(2) (17.3) (3.0) Non-GAAP Adjusted Net Income * $ 1.7 $ 17.7 *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. 1. Net Income Adjustments for the three month period ended April 4, 2026 include $2.6 of restructuring charges, $2.1 of acquisition expenses and $2.1 of loss on extinguishment of debt. Net Income Adjustments for the three month period ended March 29, 2025 include $0.9 of acquisition expenses, $0.4 of restructuring charges and $0.3 of other. Refer to the Adjusted EBITDA table above for further details. 2. The effective tax rates of 92.0% and 29.9% were used for the periods ended April 4, 2026 and March 29, 2025, respectively.

18JanusIntl.com Adjusted Net Income Reconciliation* Continued (In millions, except percentages) *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Year Ended January 3, 2026 December 28, 2024 December 30, 2023 December 31, 2022 January 1, 2022 Net Income $ 53.8 $ 70.4   $ 135.7   $ 107.7   $ 43.8 Net Income Adjustments(1) 8.9 14.6 3.7 2.1 27.0 Amortization 33.2 32.0   29.8   29.7   31.6 Prior Year Adjustment – 1.5 – – – Effective Tax Rate 29.8% 29.8%   25.8%   25.9%   12.9% Tax Effect on Non-GAAP Net Income Adjustments (12.5) (13.9) (8.6) (8.2) (7.6) Non-GAAP Adjusted Net Income* $ 83.4 $ 104.6   $ 160.6   $ 131.2   $ 94.8 1. Refer to the adjusted EBITDA tables above for detailed breakout of adjustment items.

19JanusIntl.com Non-GAAP Adjusted EPS* (In millions, except share and per share data) Three Months Ended April 4, 2026 March 29, 2025 Numerator: GAAP Net Income $ 0.2 $ 10.8 Non-GAAP Adjusted Net Income* $ 1.7 $ 17.7 Denominator: Weighted average number of shares: Basic 138,364,384 140,050,632 Adjustment for Dilutive Securities 409,870 219,862 Diluted 138,774,254 140,270,494 GAAP Basic EPS $ 0.00 $ 0.08 GAAP Diluted EPS $ 0.00 $ 0.08 Non-GAAP Adjusted Basic EPS* $ 0.01 $ 0.13 Non-GAAP Adjusted Diluted EPS* $ 0.01 $ 0.13 *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

Free Cash Flow Conversion*

(In millions, except percentages)

	Three Months Ended April 4, 2026	Trailing Twelve-Months Ended April 4, 2026	Year Ended January 3, 2026	Year Ended December 28, 2024	Year Ended December 30, 2023	Year Ended December 31, 2022	Year Ended January 1, 2022
Cash flow from Operating Activities	$ 36.2	$ 127.4	$ 139.5	$ 154.0	$ 215.0	$ 88.5	$ 74.8
Less: Purchases of property, plant and equipment	(2.8)	(21.9)	(25.5)	(20.1)	(19.0)	(8.8)	19.9
Plus one-time proceeds of sale/leaseback	—	—	—	—	—	—	9.6
Free Cash Flow*	**$ 33.4**	**$ 105.5**	**$ 114.0**	**$ 133.9**	**$ 196.0**	**$ 79.7**	**$ 64.6**
Non-GAAP Adjusted Net Income[(1)]*	$ 1.7	$ 68.1	$ 83.4	$ 104.6	$ 160.6	$ 131.2	$ 94.8
Free Cash Flow Conversion of Non-GAAP Adjusted Net Income*	NM	155%	137%	128%	122%	61%	68%

1. Trailing Twelve-month Adjusted Net Income for the period ended April 4, 2026 consists of the sum of Adjusted Net Income, of $28.2, $22.6, $15.6 and $1.7 for the periods ended June 28, 2025, September 27, 2025, January 3, 2026 and April 4, 2026, respectively.

*Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

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Net Leverage Ratio*

(In millions, except ratios)

	April 4, 2026	January 3, 2026	December 28, 2024	December 30, 2023	December 31, 2022	January 1, 2022
Note payable - First Lien	$ 551.0	$ 551.0	$ 598.5	$ 623.4	$ 714.3	$ 722.4
Less: Cash	112.0	194.4	149.3	171.7	78.4	13.2
Net Debt*	**$ 439.0**	**$ 356.6**	**$ 449.2**	**$ 451.7**	**$ 635.9**	**$ 709.2**
Net Income[(1)]	$ 43.2	$ 53.8	$ 70.4	$ 135.7	$ 107.7	$ 43.8
Adjusted EBITDA*[(2)]	$ 162.8	$ 168.2	$ 208.5	$ 285.6	$ 226.9	$ 148.2
Long-Term Debt to Net Income	12.8	10.2	8.5	4.6	6.6	16.5
Non-GAAP Net Leverage Ratio*	2.7	2.1	2.2	1.6	2.8	4.8

1. Trailing Twelve-months Net Income for the period ended April 4, 2026 consists of the sum of Net Income as reported in the Company's Quarterly and Annual Reports, as applicable of $20.7, $15.2, $7.1 and $0.2 for the periods ended June 28, 2025, September 27, 2025, January 3, 2026 and April 4, 2026, respectively. Net Income for the years ended January 3, 2026, December 28, 2024, December 30, 2023, December 31, 2022 and January 1, 2022 is Net Income as reported in the Company's Annual Report on Form 10-K as applicable.
2. Trailing Twelve-months Adjusted EBITDA for the period ended April 4, 2026 consists of the sum of Adjusted EBITDA as reported in the Company's Quarterly or Annual Reports, as applicable of $49.0, $43.6, $37.2 and $33.0 for the three month periods ended June 28, 2025, September 27, 2025, January 3, 2026 and April 4, 2026, respectively. Adjusted EBITDA for the years ended January 3, 2026, December 28, 2024, December 30, 2023, December 31, 2022 and January 1, 2022 is Adjusted EBITDA as reported in the Company's Annual Report on Form 10-K as applicable.

*Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

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